                                                                       Exhibit 4
                              [SHARE CERTIFICATE]

                        INCORPORATIED UNDER THE LAWS OF
                       THE COMMONWEALTH OF MASSACHUSETTS


                             [THE FIRST YEARS LOGO]

         NUMBER                                                    SHARES


THIS CERTIFICATE IS TRANSFERABLE                               SEE REVERSE FOR
 IN BOSTON, MA AND NEW YORK, NY                              CERTAIN DEFINITIONS

                              THE FIRST YEARS INC.

THIS CERTIFIES THAT

                                                               CUSIP 337610 10 9





is the owner of


            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
                       THE PAR VALUE OF $.10 PER SHARE OF


The First Years Inc. (herein called the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed or assigned for transfer. This Certificate and the shares represented hereby are issued and shall be subject to the laws of the Commonwealth of Massachusetts and to the provisions of the Articles of Organization and the By-Laws of the Corporation, as amended from time to time. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated



                           [THE FIRST YEARS INC. SEAL]

     /s/ Benjamin Peltz                              /s/ Ronald J. Sidman
           TREASURER                                         PRESIDENT



                 STATE STREET BANK AND TRUST COMPANY
                                                                  TRANSFER AGENT
BY                                                                 AND REGISTRAR



                                                            AUTHORIZED SIGNATURE





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    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

TEN ENT - as tenants by entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -            Custodian            under Uniform Gifts to
                    ----------           ----------
                      (Cust)              (Minor)
                    Minors Act
                              ------------------------------------------------
                                   (State)

       Additional abbreviations may also be used though not in the above list.


    For Value Received,                  hereby sell, asign and transfer unto
                        ----------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDE ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
-------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ---------------------------------


                       ---------------------------------------------------------
                       NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND
                               WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.